UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 23, 2018 (July 17, 2018)

SMTC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-31051	98-0197680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7050 Woodbine Avenue, Suite 300 Markham, Ontario, CANADA L3R 4G8
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2018, effective as of July 16, 2018, and prior to the commencement of the Rights Offering (as defined in Item 7.01 below), the Company entered into backstop agreements with certain current stockholders of the Company (collectively, the “Stockholder Backstop Purchasers”), the form of which is attached as Exhibit 10.01 to this Current Report and is incorporated by reference into this Item 1.01 (collectively, the “Stockholder Backstop Agreements”). Pursuant to Stockholder Backstop Agreements, in connection with the Rights Offering, each Stockholder Backstop Purchaser has agreed to exercise its basic subscription privilege in full, to exercise its over-subscription privilege and, upon the completion of the Rights Offering, to purchase 100% of all remaining available shares not otherwise subscribed for pursuant to all other stockholders’ basic subscription privileges and over-subscription privileges, subject to the respective Stockholder Backstop Purchaser’s total commitment amount. Each Stockholder Backstop Purchaser has agreed to a total commitment amount, as further described below, for an aggregate dollar amount of backstop commitments from all Stockholder Backstop Purchasers of $8,100,000 (the “Stockholder Backstop Commitments”):

Stockholder Backstop Purchaser	Total Commitment Amount
Red Oak Partners, LLC	$6,600,000
Edward Smith	$250,000
Clarke H. Bailey	$250,000
J. Randall Waterfield	$1,000,000

On July 17, 2018, effective as of July 16, 2018, and prior to the commencement of the Rights Offering, the Company entered into backstop agreements with certain non-stockholders of the Company (each, a “Non-Stockholder Backstop Purchaser”), the form of which is attached as Exhibit 10.02 to this Current Report and is incorporated by reference into this Item 1.01 (each, a “Non-Stockholder Backstop Agreement”). Pursuant to each Non-Stockholder Backstop Agreement, in connection with the Rights Offering, each Non-Stockholder Backstop Purchaser has agreed to purchase 100% of all remaining available shares not otherwise subscribed for pursuant to all stockholders’ basic subscription privileges and over-subscription privileges, subject to respective Non-Stockholder Backstop Purchaser’s total commitment amount. Each Non-Stockholder Backstop Purchaser has agreed to a total commitment amount, as further described below, for an aggregate dollar amount of backstop commitments from all Non-Stockholder Backstop Purchasers of $4,900,000 (the “Stockholder Backstop Commitments” and, together with the Stockholder Backstop Commitments, the “Backstop Commitments”):

Non-Stockholder Backstop Purchaser	Total Commitment Amount
Mitch Otolski, Trustee of the MRS Trust	$1,500,000
Hoak & Co.	$2,500,000
Mabipa Overseas, S.A.	$400,000
John Ransom	$250,000
BPZG Ventures LLC	$250,000

The aggregate dollar amount of the Backstop Commitments is $13,000,000.

Item 7.01. Regulation FD Disclosure.

On July 23, 2018, the Company issued a press release providing management’s financial guidance with regard to the Company’s performance as well as announcing an offering of subscription rights to the Company’s stockholders (the “Rights Offering”). A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.01	Form of Stockholder Backstop Agreement
10.02	Form of Non-Stockholder Backstop Agreement
99.1	Press Release of SMTC Corporation dated July 23, 2018

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: July 23, 2018	By:	/s/ Edward Smith
	Name:	Edward Smith
	Title:	President and Chief Executive Officer